Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
February, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.37%
     February, 1998   5.50%
     January, 1998   5.47%
     December, 1997   5.15%



Cash Yield                                              17.68%


Investor Charge Offs                                     4.88%


Base Rate                                                7.31%


Over 35 Day Delinquency                                  5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,489,747,215.0